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                                  EXHIBIT (10)

                    [LETTERHEAD OF DECHERT PRICE & RHOADS]




                                October 3, 1996

The Santa Barbara Group
  of Mutual Funds, Inc.
333 South Grand Avenue
Suite 4075
Los Angeles, California 90071

Gentlemen:

     In connection with the registration under the Securities Act of 1993 of an indefinite number of shares of common stock of The Starbuck Tisdale Growth and Income Fund of The Santa Barbara Group of Mutual Funds, Inc. (the "Company"), we have examined such matters as we have deemed necessary to give this opinion.

     On the basis of the foregoing, it is our opinion that each of the Company's authorized shares, when paid for as contemplated by the Company's Registration Statement, will be legally issued, fully paid and non-assessable.

     We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to all references to our firm therein.



                                               Very truly yours,

                                              /s/ Dechert Price & Rhoads